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                       SECURITIES AND EXCHANGE COMMISSION

                             WASHINGTON, D.C. 20549

                                    FORM 8-K

                                 CURRENT REPORT
                     PURSUANT TO SECTION 13 OR 15(D) OF THE
                         SECURITIES EXCHANGE ACT OF 1934

       Date of Report (Date of earliest event reported): December 19, 2006

                               ASTA FUNDING, INC.
               (Exact Name of Registrant as Specified in Charter)

    Delaware                       0-26906                      22-3388607
    --------                       -------                      ----------
(State Or Other                  (Commission                  (IRS Employer
Jurisdiction Of                  File Number)               Identification No.)
Incorporation)

          210 Sylvan Avenue
     Englewood Cliffs, New Jersey                                07632
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(Address of Principal Executive Offices)                      (Zip Code)

        Registrant's telephone number, including area code (201) 567-5648

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

[ ] Written  communications  pursuant to Rule 425 under the Securities Act
    (17 CFR 230.425)

[ ] Soliciting material pursuant to Rule 14a-12 under the Exchange Act
    (17 CFR 240.14a-12)

[ ] Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

[ ] Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))


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ITEM 5.02.    COMPENSATORY ARRANGEMENTS OF CERTAIN OFFICERS.


         On December 19, 2006, the Board of Directors of Asta Funding, Inc., (the "Company") approved base salary increases of five percent (5%) for the following officers for fiscal 2007: Gary Stern, the Company's President and Chief Executive Officer, and Arthur Stern, the Company's Executive Vice President. The Board approved a base salary increase of fifteen percent (15%) for Mitchell Cohen, the Company's Chief Financial Officer for fiscal 2007.

         As a result of these increases, the new annual base salaries for these executive officers, effective January 1, 2007, are as follows:

         Gary Stern                 $577,500
         Arthur Stern               $357,000
         Mitchell Cohen             $270,000

         Additionally, the Company's Board of Directors approved a one-time year-end cash bonus of $50,000 to be paid to each of Arthur Stern and Mitch Cohen, and a cash bonus of $100,000 to be granted to Gary Stern.

         The Board of Directors also approved a grant of 15,000 shares of restricted stock of the Company to be made to each of Arthur Stern, Gary Stern and Mitchell Cohen. The shares of restricted stock shall vest in three equal installments. The first installment shall vest 90 days from the date of grant, the second, one year and 90 days from the date of grant, and the third shall vest two years and 90 days from the date of grant.

ITEM 8.01.    OTHER EVENTS.

         The Board of Directors also approved at the meeting an increase in annual cash compensation paid to non-employee directors of the Company of $10,000 per director. Each director who is not an employee of the Company shall receive, for fiscal 2007, a fee of $30,000. The Board also approved an increase in cash compensation paid to those directors selected to chair certain committees of the Board of Directors. The Audit Committee Chair will receive a fee $7,500 for fiscal 2007. The Chair of the Compensation Committee will receive a fee of $5,000 for fiscal 2007.

         In addition, the Board approved a grant of 3,000 shares of restricted stock and 3,000 options to purchase shares of Common Stock of the Company, to each non-employee director of the Company. The exercise price of the stock options is $28.75 per share. The shares of restricted stock and the stock options shall each vest in three equal annual installments. The first installment shall vest 90 days from the date of grant, the second, one year and 90 days from the date of grant, and the third shall vest two years and 90 days from the date of grant.


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                                    SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.



                                            ASTA FUNDING, INC.


                                                By: /s/ Mitchell Cohen
                                                    ------------------
                                                    Mitchell Cohen
                                                    Chief Financial Officer


Date:    December 22, 2006


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